                                                                   EXHIBIT 10.10

                              SECURITY AGREEMENT
                                   (COMPANY)

          THIS SECURITY AGREEMENT (the "Agreement"), made as of August 11, 1998, by OMEGA PROTEIN CORPORATION, a Nevada corporation, and OMEGA PROTEIN, INC., a Virginia corporation (individually and collectively, the "Company") in favor of SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association (the "Lender").


                             W I T N E S S E T H:

          WHEREAS, the Company and Lender have entered into that certain Revolving Credit Agreement, dated as of even date hereof (the "Credit Agreement"), pursuant to which the Lender agreed to establish a $20,000,000 Commitment in favor of the Company; and

          WHEREAS, it is a condition precedent to Lender's making the Commitment available to the Company that the Company execute and deliver to the Lender a security agreement substantially in the form hereof;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. Defined Terms. Terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

          "Account Debtor" shall mean any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

          "Accounts" shall mean any "accounts," as such term is defined in
     Section 9-106 of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Company (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or leased or services rendered by the Company or from any other transaction, whether or not the same involves the sale or lease of goods or services by the Company (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC) and all of the Company's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Company's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and
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     stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to the Company under all contracts for the sale of goods or the performance of services or both by the Company (whether or not yet earned by performance on the part of the Company or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

          "Chattel Paper" shall mean any "chattel paper," as such term is defined in Section 9-105(1)(b) of the UCC, that relates directly or indirectly to Accounts, Inventory or the Proceeds of Accounts or Inventory now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located.

          "Collateral" shall have the meaning assigned to such term in Section 2 of this Agreement.

          "Computer Equipment" shall mean all computers, software, and electronic data-processing and other office equipment now owned or hereafter acquired by the Company or any Guarantor in which the Company or any Guarantor now has or hereafter acquires any rights and wherever located, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, provided however, that Computer Equipment shall not include any computers, software, electronic data processing, telecommunications and other office equipment relating solely to the processing of information for the payroll, human resources, engineering and plant operations departments of the Company.

          "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) that relate directly or indirectly to Accounts, Inventory or the Proceeds of Accounts or Inventory, in or under which the Company may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

          "Documents" shall mean any "documents," as such term is defined in
     Section 9-105(1)(f) of the UCC, that relate directly or indirectly to Accounts, Inventory or the Proceeds of Accounts or Inventory now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located.

          "Equipment" shall mean any "equipment," as such term is defined in
     Section 9-109(2) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all machinery, equipment, molds, furnishings, fixtures, and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, provided however, that Equipment shall not include Computer Equipment.

          "General Intangibles" shall mean any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights, and, in any event, shall include, without limitation, all right, title and interest which the Company may now or hereafter have in, under or with respect to any Contract, causes of action, franchises, tax refund claims, customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions and discoveries (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, business records data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill, all claims under guaranties, security interests or other security held by or granted to the Company to secure payment of the Accounts by an Account Debtor obligated thereon, all rights of indemnification and all other intangible property of any kind and nature.

          "Hereby," "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole (including, without limitation, any exhibits or schedules hereto) and not merely to the specific Section, paragraph or clause in which the respective word appears.

          "Instruments" shall mean any "instrument," as such term is defined in
     Section 9-105(1)(i) of the UCC, that relates directly or indirectly to Accounts, Inventory or the Proceeds of Accounts or Inventory now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Inventory" shall mean any "inventory," as such term is defined in
     Section 9-109(4) of the UCC, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property, now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights and wherever located, which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in

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     the Company's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

          "License" shall mean any Patent License, Trademark License or other under which the Company is the licensor or licensee, and in the case of Licenses under which the Company is the licensee, all rights to collect royalties thereunder.

          "Obligations" shall mean all amounts owing to the Lender pursuant to the terms of this Agreement, the Credit Agreement, or any other Loan Document, including without limitation, all Advances (including all principal and interest payments due thereunder), Letter of Credit Obligations, Fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Company and its Subsidiaries, covenants and duties of the Company and its Subsidiaries to the Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, in contract or tort, liquidated or unliquidated, arising under this Agreement, the Credit Agreement or under the other Loan Documents, by operation of law or otherwise, now existing or hereafter arising or whether or not for the payment of money or the performance or the nonperformance of any act, including, but not limited to, all debts, liabilities and obligations owing by the Company and its Subsidiaries to others which the Lender may have obtained by assignment or otherwise, and all damages which the Company and its Subsidiaries may owe to the Lender by reason of any breach by the Company or any of its Subsidiaries of any representation, warranty, covenant, agreement or other provision of this Agreement or of any other Loan Document.

          "Patent License" shall mean all written agreements granting any right to make, use, sell and/or practice any invention or discovery that is the subject matter of a Patent now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights.

          "Patent" or "Patents" shall mean one or all of the following now owned or hereafter acquired or developed by the Company or in which the Company now has or hereafter acquires any rights, including, without limitation, pursuant to any Patent License, and wherever located: (i) all letters patent of the United States or any other country and all applications for letters patent of the United States or any other country, (ii) all reissues, reexaminations, continuations, continuations-in-part, divisions, and extensions of any of the foregoing, and (iii) all inventions disclosed in and claimed in the Patents and any and all trade secrets and knowhow related thereto.

          "Proceeds" shall mean "proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation,
     (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of the Company against third parties (A) for past, present or future infringement of any Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License,
     (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, and (v) the following types of property acquired with cash proceeds: Accounts, Chattel Paper, Contracts, Documents, General Intangibles, Equipment and Inventory.

          "Rolling Stock" shall mean engine operated equipment now owned or hereafter acquired by the Company or any of its Subsidiaries, including, aircraft, rough terrain cranes, manlifts, dump trailers, wheel loaders, skid steer loaders, forklifts, skip loaders and utility wheel loaders.

          "Security Agreement" shall mean this Agreement, dated as of the date hereof, executed by the Company in favor of the Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time, and any exhibits or schedules hereto.

          "Supplemental Documentation" shall have the meaning assigned to it in
     Section 5(a) of this Agreement.

          "Trademark" or "Trademarks" shall mean one or all of the following now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights (including, without limitation, pursuant to any Trademark License): (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of any State of the United States or any other country or any political subdivision thereof, (ii) all extensions or renewals thereof and (iii) the goodwill of the Company connected with the use of, and symbolized by, any of the foregoing.

          "Trademark License" shall mean all of the following now owned or hereafter acquired by the Company or in which the Company now has or hereafter acquires any rights: any written agreement granting any right to use any Trademark or Trademark registration.

          "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Florida; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Florida, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Vessel" shall mean all fishing vessels now owned or hereafter acquired by the Company and any of its Subsidiaries, including, without limitation, [purse boats].

          2. Grant of Security Interest. (a) Collateral. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Obligations and to induce the Lender to enter into the Credit Agreement, make the Advances and issue the Letters of Credit in accordance with the terms thereof, the Company hereby grants to the Lender a security interest in all of the Company's right, title and interest in, to and under the following property whether now owned by or owing to or hereafter acquired by or arising in favor of the Company (including under any trade names, styles, or derivations thereof), and whether owned or consigned by or to or leased from or to, the Company regardless of where located, but expressly excluding (i) any real estate currently owned by or hereafter acquired by the Company, (ii) Vessels, (iii) Rolling Stock, (iv) Equipment, and (v) any Proceeds of such real estate, Vessels, Rolling Stock and Equipment (all of which being hereinafter collectively referred to as the "Collateral"):

          (i)     all Accounts of the Company;

          (ii)    all Chattel Paper of the Company;

          (iii)   all Contracts of the Company;

          (iv)    all Documents of the Company;

          (v)     all Computer Equipment of the Company;

          (vi)    all General Intangibles of the Company;

          (vii)   all Instruments of the Company;

          (viii)  all Inventory of the Company;

          (ix) all accounts maintained by the Company with any financial institution which relate directly or indirectly to Accounts, Inventory or Proceeds of Accounts or

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     Inventory, including without limitation, all of the accounts described in
     Schedule 5 attached hereto, and all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, all cash, securities, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of such accounts, such funds or such investments;

          (x) all books, records, printouts, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software, including source and object codes (owned by the Company or in which it has an interest) which at any time evidence or contain information relating to any of the Collateral (including, without limitation, customer lists and supplier lists) or are otherwise necessary or helpful in the collection thereof or realization thereupon;

          (xi) guaranties, warranties, liens on real or personal property, leases, and other agreements and property which in any way secure or relate to any Accounts, Inventory, General Intangibles, Contracts, Documents, Instruments or Chattel Paper, or are acquired for the purpose of securing and enforcing any item thereof; and

          (xii) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing;

provided, however, that the foregoing grant of a security interest shall be subordinated with respect to any assets in which a security interest currently is or hereinafter will be granted by the Company pursuant to transactions or agreements in form and substance satisfactory to the Lender.

          (b) Property in Possession. In addition, as collateral security for the prompt and complete payment and performance when due of the Obligations and in order to induce the Lender as aforesaid, the Lender is hereby granted a lien and security interest in all property of the Company held by the Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Lender for any purpose, including safekeeping, collection or pledge, for the account of the Company, or as to which the Company may have any right or power.

          (c) The Company intends and hereby acknowledges that the grant of a security interest in the Collateral to the Lender conveys a security interest in all right, title and interest of the Company to the Collateral, whether such Collateral is owned individually, jointly or severally by the Company.

          3.  Right of Lender; Limitations on the Lender's Obligations;
              License.

          (a) The Company Remains Liable. It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and the Company shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. The Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting to the Lender of a security interest therein or the receipt by the Lender of any payment relating to any Contract or License pursuant hereto, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Direct Collection. The Lender may at any time, on or after the Acceleration Date, open the Company's mail and collect any and all amounts due from Account Debtors, and notify Account Debtors of the Company, parties to the Contracts of the Company, obligors of Instruments of the Company and obligors in respect of Chattel Paper of the Company that the Accounts and the right, title and interest of the Company in and under such Contracts, such Instruments and such Chattel Paper have been assigned to the Lender and that payments shall be made directly to the Lender or to a lockbox designated by the Lender. Upon the request of the Lender made at any time on or after the Acceleration Date, the Company will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. The Lender also may at any time on or after the Acceleration Date, in its own name or in the name of the Company, communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Lender's sole satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

          (c) Test Verifications. Upon reasonable prior notice to the Company (unless an Event of Default has occurred, in which case no notice is necessary), the Lender shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any reasonable manner and through any reasonable medium that it considers advisable, provided however, that (i) the Lender must choose a manner and medium which will not be conspicuous to the clients and customers of the Company, (ii) the Company agrees to furnish all such assistance and information as the Lender may require in connection therewith, and (iii) in the event the Lender exercises its right to make test verifications at a time when no Event of Default has occurred or is continuing, the Lender shall pay all expenses associated with such test verification.

          4. Representations, Warranties and Covenants. The Company hereby represents, warrants and covenants that:

          (a) Locations, Name of Debtor, Etc. All of the Inventory is located at the places specified in Schedule 1 attached hereto and such location is an owned, leased or bailment location as specified in Schedule 1 attached hereto. The correct corporate name, the principal place of business and the chief executive office of the Company and the places where the Company's books and records concerning the Collateral are currently kept are set forth in Schedule 2 attached hereto and made a part hereof. All records concerning Accounts and General Intangibles and all originals of any Documents, Instruments or Chattel Paper are located at the addresses set forth on Schedule 2 and none of the Accounts or General Intangibles is evidenced by a promissory note or other Instrument except for notes or other Instruments which have been delivered to the Lender.

          (b) Accounts Accurate. The amount represented by the Company to the Lender in the most recent financial statements delivered to the Lender and from time to time in the future as the amount owing by each Account Debtor is within five percent (5%) of the true and correct amount actually owing by such Account Debtor thereunder, and the aggregate amount owing by all Account Debtors in respect of all Accounts is within five percent (5%) of the true and correct amount actually owing by such Account Debtors thereunder.

          (c) Exclusive Possession and Control. The Company has exclusive possession and control of the Inventory, except for (i) Inventory temporarily in transit with common or other carriers, (ii) Inventory located at (A) a location listed on Schedule 1 specifying that the Company does not have exclusive possession and control or (B) such other locations as are permitted by the Lender pursuant to Section 5(b) of this Agreement, and (iii) Inventory located at the places of business of the Company's customers.

          (d) Legal Owner. The Company is the legal and beneficial owner of, or has rights to use, the Collateral free and clear of all Liens other than Permitted Liens and, in the case of Patents or Trademarks, free and clear of all licenses, registered-user agreements and covenants not to sue third persons.
The Company has not, during the five (5) years preceding the date hereof, been known as or used any other corporate, trade or fictitious name, except as disclosed on Schedule 3 hereto, nor acquired all or substantially all the assets, capital stock or operating unit of any Person, except as disclosed on
Schedule 3 hereto, and each predecessor in interest of the Company during the five (5) years preceding the Closing Date is disclosed on Schedule 3 hereto.

          (e) No Security Agreement. No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed by the Company in favor of the Lender pursuant to this Agreement, and (ii) those filed by the United States to secure the Title XI Financing.

          (f) Financing Statements. This Agreement creates in favor of the Lender a legal, valid and enforceable Lien on the Collateral, securing the payment of the Obligations. When financing statements have been filed in the appropriate offices under the UCC in the locations listed on Schedule 4, the Lender will have a fully perfected first priority Lien on the Collateral, except where limited or prohibited by the terms of a Contract, provided however, that with regard to any Lien on the collateral securing any Title XI Financing, a description of such collateral and the respective locations to be attached hereto as Schedule 4(f), the Lender will have a fully perfected security interest subordinate only to any security interest securing such Title XI Financing. When the Trademark Security Agreement has been filed in the United States Patent and Trademark Office, the Lender will have a fully perfected first priority Lien on the Collateral, to the extent such Lien may be perfected by the filing of such agreements in the United States Patent and Trademark Office.

          (g) No Governmental Approval. No Governmental Approval, and no notice to any governmental agency is required either (i) for the grant of a Lien by the Company in the Collateral pursuant to this Agreement or (ii) the exercise by the Lender of the rights provided for in this Agreement or the remedies in respect to the Collateral pursuant to this Agreement other than any notice and consent required pursuant to the Title XI Financing.

          (h) Trademarks. The Trademarks and any trademarks in which the Company has been granted rights pursuant to Trademark Licenses, are subsisting and have not been adjudged invalid or unenforceable; each of the Trademarks and any trademark in which the Company has been granted rights pursuant to Trademark Licenses, is valid and enforceable; to the best of the Company's knowledge, no claim has been made that the use of any of the Trademarks or any trademark in which the Company has been granted rights pursuant to the Trademark Licenses does or may violate the rights of any third person; upon registration of its Trademarks, the Company will use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks; and the Company will use, for the duration of this Agreement, consistent standards of quality in its manufacture of products sold under the Trademarks and any Trademarks in which the Company has been granted rights pursuant to the Trademark Licenses.

          (i) Patents. As of the date hereof the Company has no rights in or to any Patents or Patent Licenses.

          5. Covenants. The Company covenants and agrees with the Lender that from and after the date of this Agreement:

          (a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further instruments, documents and agreements and take such further action as the Lender may deem necessary or desirable in order to perfect and protect any Lien granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Company will (i) secure all consents and approvals necessary or appropriate for the assignment to the Lender of any material License or material Contract held by the Company or in which the Company has any rights,

(ii) mark conspicuously each item of Chattel Paper and each related Contract and each of its records pertaining to the Chattel Paper, with a legend, in form and substance satisfactory to the Lender, indicating that such Chattel Paper or related Contract is subject to the security interest granted hereby, (iii) if any Account shall be evidenced by a promissory note or other Instrument (including, without limitation, any Letter of Credit on which the Company is named as a beneficiary), deliver and pledge to the Lender hereunder such certificate, note or other Instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender, and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, in form and substance reasonably satisfactory to the Lender, in order to perfect and preserve the security interest granted or purported to be granted hereby. The Company hereby authorizes the Lender to file any such financing or continuation statements without the signature of the Company to the extent permitted by applicable law. The Company hereby agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement to the extent permitted by applicable law. If any Inventory is in the possession or control of any warehouseman or any of the Company's agents or processors, the Company shall, upon the Lender's reasonable request, notify such warehouseman, agent or processor of the Lender's security interest in such Inventory and, upon the Lender's request, instruct them to hold all such Inventory for the Lender's account and, from and after the occurrence of, and during the continuance of, an Event of Default, subject to the Lender's instructions.

          (b) Location of Inventory. The Company shall keep the Inventory at the places specified in Schedule 1 hereof, except for Inventory temporarily in transit between such locations and, so long as no Event of Default has occurred and is continuing, the Company may designate additional Inventory locations within the continental United States ("Domestic Locations") by delivering written notice to the Lender at least thirty (30) days prior to establishing any such location, provided however, that the Company may, so long as no Event of Default has occurred and is continuing, designate additional Inventory locations outside of the continental United States ("Foreign Locations") with prior written consent of the Lender, which consent may be withheld if the Company is unable to perfect the Lender's security interest in all Collateral located at such Foreign Location. Prior to the establishment of a Domestic Location the Company shall cause to be made all filings under the UCC necessary or appropriate to preserve the perfection of the security interests described herein in the Inventory to be located at such location and to the extent that such location is owned by any Person other than the Company, will obtain a lien waiver with respect to such Inventory in form and substance reasonably satisfactory to the Lender. Upon the establishment of a Domestic Location,
Schedule 1 hereto shall be deemed amended to add such location thereto without further action by the Lender or the Company, and the Company hereby authorizes the Lender to substitute a new Schedule 1 hereto to reflect such additional location(s). Prior to the establishment of a Foreign Location in a country other than the United States, the Company shall cause all requirements under such countries' law to be satisfied such that the Lender shall have a valid and enforceable security interest in all Collateral located in such Foreign Location.

          (c) Location of Other Collateral. The Company will keep its principal place of business and chief executive office and the office where it keeps all records concerning the Collateral, and the office where it keeps all originals of any Documents, Instruments or Chattel Paper, at the locations therefor specified in Schedule 2 unless (i) the Company shall have given the Lender at least thirty (30) days' prior written notice of the establishment of a new location (which shall be within the United States) and (ii) the Company shall have made all filings under the UCC necessary or appropriate and obtained any Collateral Access Agreements (as determined by the Lender in its reasonable discretion) to preserve the perfection of Lender's Lien in the Collateral. The Company will hold and preserve such records and Documents, Instruments and Chattel Paper and will permit representatives of the Lender, or any authorized employee, agent or representative thereof, at any time during customary business hours and as often as shall be reasonably requested, to inspect and make copies and abstracts from such records and Documents, Instruments and Chattel Paper.

          (d) Maintenance of Records. The Company will keep and maintain at the Company's own cost and expense satisfactory and complete records of the Collateral in a manner reasonably acceptable to the Lender, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral and a record of the Lender's security interest on the Collateral. Upon the occurrence and during the continuance of an Event of Default, the Company shall, for the Lender's further security, deliver and turn over to the Lender or the Lender's designated representatives at any time upon request by the Lender or the Lender's designated representative, copies of any such books and records (including, without limitation, any and all computer tapes, programs, and source codes relating to the Collateral or any part or parts thereof).

          (e) Indemnification. In any suit, proceeding or action brought by the Lender relating to any Account, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, the Company will save, indemnify and keep the Lender harmless from and against all expense, loss or damages suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Company of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Company, and all such obligations of the Company shall be and remain enforceable against and only against the Company and shall not be enforceable against the Lender.

          (f) Limitations of Liens on Collateral. The Company will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, and will defend the right, title and interest of the Lender in and to any of the Company's rights to the Collateral, including, without limitation, the proceeds and products thereof, against the claims and demands of all Persons whatsoever, excluding any Permitted Liens.

          (g) No Changes in Payments. The Company will not (i) grant any extension of the time of payment of any of the Collateral except in the ordinary course of business or compromise, compound or settle the same for less than the full amount thereof except in the ordinary course of business, (ii) release, wholly or partly, any Person liable for the payment thereof except in the ordinary course of business, or (iii) allow any credit or discount whatsoever thereon other than trade discounts granted in the ordinary course of business.

          (h) Limitations on Disposition of Assets. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral or contract to do so, except to the extent permitted under the terms of the Credit Agreement.

          (i) Notice of Liens, etc. The Company will advise the Lender promptly, and in reasonable detail, of (i) any material Lien or claim made by or asserted against any or all of the Collateral, and (ii) the occurrence of any other event which would have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens with respect to such Collateral created hereunder.

          (j) Notice Regarding Governmental Accounts. The Company shall promptly comply with, and continue to comply with, the Assignment of Claims Act of 1940, as amended (31 U.S.C. (S) 3727 et seq.) and any other comparable law or act enacted by any state or local governmental authority (collectively, the "Assignment Laws") applicable to all Contracts and all Accounts with respect to which the United States of America or any department, agency or instrumentality thereof or any other state or local governmental agency is, respectively, a party or the Account Debtor (all such Contracts and Accounts hereinafter collectively referred to as "Government Receivables"). The Company shall promptly deliver to the Lender evidence of such compliance, which evidence shall be in form and substance satisfactory to the Lender. At any time when an Event of Default has occurred and is continuing, the Company will take any action required or requested by the Lender to give notice of the Lender's security interest in such Government Receivables under the provisions of the Assignment Laws.

          (k) Limitations on Name Change. The Company will not change its name, identity or corporate structure in any manner which might make any financing statement filed hereunder seriously misleading, unless it shall have (i) given the Lender at least fifteen (15) days' prior written notice thereof, and (ii) certified to the Lender that all filings reflecting such new name, identity or structure have been made which are necessary or appropriate to preserve the perfection of the security interests described herein.

          (l) Limitations on Consignment. The Company will not at any time place Inventory with a value which, in the aggregate, exceeds $100,000, on consignment with any Person without the Lender's prior written consent, which consent may not be unreasonably withheld, provided however, that the Lender may withhold consent if unable to obtain a fully perfected first priority interest the Collateral to be consigned. If at any time during the term of this Agreement, any Inventory is placed by the Company on consignment with any Person ("Consignee"), with the prior written consent of the Lender, the Company shall, prior to the delivery of any such consigned Inventory: (i) provide the Lender with all consignment agreements and other instruments and documentation to be used in connection with such consignment, all of which agreements, instruments and documentation shall be acceptable in form and substance to the Lender, (ii) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Consignee as debtor, the Company as secured party and the Lender as assignee of secured party, (iii) prepare, execute and file appropriate financing statements with respect to any consigned Inventory showing the Company as debtor and the Lender as secured party, (iv) after all financing statements referred to in clauses (ii) and (iii) above shall have been filed, conduct a search of all filings made against the Consignee in all jurisdictions in which the Inventory to be consigned is to be located while on consignment, and deliver to the Lender copies of the results of all such searches, and (v) notify, in writing, all creditors of the Consignee which are or may be holders of security interests in the Inventory to be consigned that the Company expects to deliver certain Inventory to the Consignee, all of which Inventory shall be described in such notice by item or type.

          (m) Covenants Regarding Patents, Trademarks. The Company shall notify the Lender immediately if it knows or has reason to know that any Patent or any registration relating to any Trademark which is material to the conduct of the Company's business may become abandoned, canceled or declared invalid, or if any Trademark or the invention disclosed in any of the Patents is dedicated to the public domain, or of any material adverse determination in any proceeding in the United States Patent and Trademark Office or in any United States court regarding the Company's ownership of any Patent or Trademark which is material to the conduct of the Company's business, its right to register the same, or to keep and maintain the same. If the Company, either itself or through any agent, employee, licensee or designee, applies for a Patent or files an application for the registration of any Trademark with the United States Patent and Trademark Office or in any analogous office or agency in any other country or any political subdivision thereof, or otherwise obtains rights in any Patent or Trademark, the Company will promptly inform the Lender, and, upon request of the Lender, execute and deliver any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Patent or Trademark and the General Intangibles used in connection therewith, including, without limitation, in the case of Trademarks, the goodwill of the Company's business connected with the use thereof or symbolized thereby. Consistent with the Company's past business practice, the Company will take all reasonably necessary actions permitted by applicable law (i) to prosecute each Patent or Trademark application which is material to the conduct of the company's business; (ii) to attempt to obtain the broadest Patent or registration of a Trademark therefrom and (iii) to maintain each Patent and Trademark registration which is material to the conduct of the Company's business, including, without limitation, with respect to Patents, payments of required maintenance fees, and, with respect to Trademarks, filing of applications for renewal, affidavits of use and affidavits of incontestability. In the event that the Company fails to take any of such actions, the Lender may do so in the Company's name or, if an Event of Default has occurred and is continuing in the Lender's name, and all expenses incurred by the Lender in connection therewith shall be paid by the Company in accordance with Section 9 hereof. Consistent with the Company's past business practices, the Company shall use its best efforts to detect infringers of the Patents and Trademarks which are material to its business. In the event that any of the Patents or Trademarks is infringed or, in the case of any Trademark, diluted by a third party, the Company shall (i) notify the Lender promptly after it learns thereof and (ii) unless the Company shall reasonably determine that such Patent or Trademark is not material to the conduct of the Company's business, to promptly take appropriate action to enjoin such infringement or, in the case of any Trademark, dilution and to seek any and all damages for such infringement or dilution or shall take such other actions (including entering into licenses or covenants not to sue) as the Company in the exercise of its business judgment shall reasonably deem appropriate under the circumstances to protect the Patents or Trademarks. In the event that the Company fails to take any such actions the Lender may do so in the Company's name or, if an Event of Default has occurred and is continuing, in the Lender's name, and all expenses incurred by the Lender in connection therewith shall be paid by the Company in accordance with Section 9 hereof.

          (n) Covenants Regarding Contracts. The Company shall use its reasonable efforts to ensure that all Contracts relating to the Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof, permit the assignment by the Company to the Lender of such Contract and any Accounts arising thereunder.

          6   Insurance.  (a)  The Company shall at its sole cost and expense provide and maintain in full force and effect for the benefit of the Lender, insurance with respect to the Collateral and all parts thereof, as required under, and on the terms and conditions set forth in, Section 5.04 of the Credit Agreement, which terms and conditions are hereby incorporated herein by reference as fully as if fully set forth herein.

          (b) The Company hereby (i) directs all insurers under such policies of insurance maintained hereunder and under the Credit Agreement to pay all proceeds payable thereunder directly to the Lender, and (ii) irrevocably makes, constitutes and appoints the Lender (and all officers, employees or agents designated by the Lender) as the Company's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance if the proceeds of such claims are to be applied to the Obligations pursuant to the last sentence of this Section 6(b), endorsing the name of the Company on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance which are to be applied to the Obligations pursuant to the last sentence of this Section 6(b), and for making all determinations and decisions with respect to such policies of insurance which relate to proceeds to be applied to the Obligations. The Company shall promptly notify the Lender in writing of any payment it receives of insurance proceeds in respect of damaged or destroyed Collateral in excess of $150,000.

          (c) If any insurance required to be provided hereunder shall expire, be withdrawn, become void by breach of any condition thereof by the Company, or become void or questionable by reason of the failure or impairment of the capital of any insurer, or if for any other reason whatsoever any such insurance shall become unsatisfactory to the Lender in its reasonable credit judgment, the Company immediately shall obtain new or additional insurance which shall be satisfactory to the Lender in its reasonable credit judgment. The Company shall not take out any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to the Lender in all respects.

          (d) In the event the Company at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, the Lender, without waiving or releasing any obligations or default by the Company hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Lender deems advisable. All sums so disbursed by the Lender, including attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by the Company to the Lender in accordance with Section 9 hereof.

          7   Collections.  The Lender may at any time, on or after the
Acceleration Date, open the Company's mail and collect any and all amounts due from Account Debtors and notify Account Debtors of the Company, parties to the Contracts of the Company, obligors of Instruments of the Company and obligors in respect of Chattel Paper of the Company that the Accounts and the right, title and interest of the Company in and under such Contracts, Instruments and Chattel Paper have been assigned to the Lender and that payments shall be made directly to the Lender or to a lockbox designated by the Lender and upon the request of the Lender, the Company will deposit any and all payments received on account of any Government Receivables directly to the Lender or to a lockbox designated by the Lender. Upon the request of the Lender on or after the Acceleration Date, the Company will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper. The Lender may at any time, in its own name or in the name of the Company, communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to the Lender's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

          8   Lender's Appointment as Attorney-in-Fact.  On the Closing Date,
the Company shall execute and deliver to the Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A.
The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Commitment Termination Date. The powers conferred on the Lender under the Power of Attorney are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless the Lender first declares the Note, including without limitation, principal, accrued interest and costs of collection and all other Obligations immediately due and payable, and (b) the Lender shall account for any moneys received by the Lender in respect of any foreclosure on or disposition of the Collateral pursuant to the Power of Attorney provided that the Lender shall not have any duty as to any Collateral, and the Lender shall be accountable only for amounts it actually receives as a result of the exercise of such powers. THE LENDER OR ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL NOT BE RESPONSIBLE TO THE COMPANY FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES TO THE EXTENT CAUSED BY THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          9   Performance by Lender of the Company's Obligations.  If the
Company fails to perform or comply promptly with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at the highest rate then applicable under the Credit Agreement, shall be payable by the Company to the Lender on demand and shall constitute Obligations secured hereby.

          10 Rights and Remedies Upon Default. (a) If an Event of Default shall occur and be continuing, the Lender may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that on or after the Acceleration Date, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of the Company where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on the Lender's claim or the Lender's action, and without paying rent, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Lender shall have the right to conduct such sales on the Company's premises or elsewhere and shall have the right to use the Company's premises without charge for such sales for such time or times as the Lender deems necessary or advisable. The Company further agrees, at the Lender's request on or after the Acceleration Date, to assemble the Collateral and make it available to the Lender at places which the Lender shall select, whether at the Company's premises or elsewhere. Until the Lender is able to effect a sale, lease, or other disposition of Collateral hereunder, the Lender shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender shall have no obligation to the Company to maintain or preserve the rights of the Company as against third parties with respect to the Collateral while the Collateral is in the possession of the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender's remedies with respect to such appointment without prior notice or hearing. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 10(d) hereof, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lender of any other amount required by any provision of law, including Section 9-504(1)(c) of the UCC, need the Lender account for the surplus, if any, to the Company. To the maximum extent permitted by applicable law, the Company waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or wilful misconduct of the Lender. The Company agrees that the Lender need not give more than ten (10) days' notice (which notification shall be deemed given when given in the manner provided in Section 13 hereof) of the time and place of any public sale or of the time after which a private sale may take place, and that such notice is reasonable notification of such matters. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, the Company also being liable for the reasonable fees and expenses of any attorneys employed by the Lender to collect such deficiency.

          (b) The Company also agrees to pay all costs of the Lender, including, without limitation, the expenses and reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

          (c) The Company hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Lender in the following order of priorities:

              (i) first, to the Lender in an amount sufficient to pay in full the reasonable expenses of the Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Lender in connection therewith, including, without limitation, reasonable attorney's fees actually incurred by the Lender;

              (ii) second, to the Lender in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Obligations;

              (iii) third, to the Lender, in an amount equal to any other Obligations which are then unpaid; and

              (iv) finally, upon payment in full of all of the Obligations, to pay to the Company, or its representatives or as a court of competent jurisdiction otherwise may direct, any surplus then remaining from such Proceeds.

          11 Limitation on the Lender's Duties. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for exercising reasonable care in the custody and preservation of Collateral in its possession or possession of its agents or nominees and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or any income thereon or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

          12 Term of Agreement; Reinstatement; Assignment. This Agreement and the Liens granted hereunder shall remain in full force and effect until (x) the Obligations have been paid and performed in full and the Credit Agreement has been terminated, (y) the cash collateralization in full of all contingent obligations and liabilities (other than contingent indemnification obligations which have not yet been asserted) and (z) the expiration or termination of the Commitment. Further, this Agreement and the Liens granted hereunder shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations and the cash collateral for any such contingent obligations and liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or performance or any such cash collateral, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          13 Security Interest Absolute. All rights of the Lender and security interests hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

              (i) any lack of validity or enforceability of the Loan Documents, the other Security Documents or any other agreement or instrument relating thereto;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations, or any other amendment or waiver of or any consent to any departure from the Loan Documents, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Company or otherwise;

              (iii) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

              (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any part of the Obligations or any other assets of the Company;

              (v) any change, restructuring or termination of the corporate structure or existence of the Company; or

              (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or a third party pledgor.

          14 Use and Protection of Patent and Trademark Collateral. Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, the Lender shall from time to time execute and deliver, upon the written request of the Company, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of the Company to permit the Company to continue to exploit, license, use, enjoy and protect the Patents and Trademarks.

          15 Amendments; Consents. No amendment, modification, supplement, termination, or waiver of any provision of this Agreement, and no consent to any departure by the Company therefrom, may in any event be effective unless in writing signed by the Lender, and then only in the specific instance and for the specific purpose given.

          16 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in the manner and to the addresses set forth in Section 9.03 of the Credit Agreement.

          17 Severability; Time of Essence. Every provision of this Agreement is intended to be severable. If any term or provision of this Agreement or any other document delivered in connection herewith shall be unenforceable in any respect, the enforceability of the remaining provisions shall not thereby by affected. Time is of the essence of this Agreement.

          18  GOVERNING LAW; SUBMISSION TO JURISDICTION.

          (a) THIS AGREEMENT AND ALL OTHER DOCUMENTS CONTEMPLATED HEREBY, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) Nothing herein shall affect the right of the Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

          19 Expenses. The Company shall pay all reasonable costs, expenses, taxes and fees incurred (i) by the Lender in connection with the negotiation, preparation, execution and delivery of this Agreement, the term sheet and Commitment Letter relating to this Agreement, and all certificates, opinions and other documents relating to these transactions, including, without limitation, the disbursements and professional fees of King & Spalding, counsel to the Lender; (ii) by the Lender in connection with the perfection, registration, maintenance, administration, custody and preservation of the Collateral, including, without limitation, with respect to any and all stamp, intangible or other taxes that may be payable or determined in the future to be payable in connection with the Loan Documents, this Agreement, the Security Documents, and all other documents executed or delivered in connection therewith, and relating to releases and consents; and (iii) by the Lender in connection with or after the occurrence of any Event of Default or acceleration pursuant to Section 8.02 of the Credit Agreement, including, without limitation, in connection with (a) the negotiation, preparation, execution and delivery of any waiver, amendment or consent by the Lender relating to the Loan Documents or the Security Documents, (b) the negotiation of any restructuring or workout transaction, and the preparation, execution and delivery of any documents prepared in connection therewith, and (c) enforcement or foreclosure with respect to the Loan Documents or the Security Documents, in all such cases such costs, expenses, taxes and fees shall include, without limitation, the disbursements and reasonable professional fees actually incurred of counsel to the Lender. To the extent that any such fees and expenses are subject to value added taxes, such taxes will be paid by the Company. To the extent reimbursement is sought pursuant to this Section or any other document executed pursuant hereto, the Lender shall submit to the Company a statement of expenses to be paid by the Company. Such expenses shall be due and payable within thirty (30) days of the date of the original statement to the extent that the Lender is entitled to such reimbursement.

          20 Indemnity. The Company agrees to protect, indemnify and save harmless the Lender, and all directors, officers, employees and agents of the Lender, from and against any and all (i) claims, demands and causes of action of any nature whatsoever brought by any Person not a party to this Agreement and arising from or related or incident to this Agreement or any other Loan Document, (ii) costs and expenses incident to the defense of such claims, demands and causes of action, including, without limitation, reasonable attorneys' fees, and (iii) liabilities, judgments, settlements, penalties and assessments arising from such claims, demands and causes of action, provided such claims, costs and liabilities are not the result of the gross negligence or willful misconduct of the Lender. The indemnity contained in this Section shall survive the termination of this Agreement.

          21 Further Indemnification. The Company agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          22 Benefit of the Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder without the prior written consent of the Lender, and no such assignment or transfer of any such obligations shall relieve the Company of its obligations hereunder unless the Lender shall have consented to such release in a writing specifically referring to the obligation from which the Company is to be released. Without limiting the generality of the foregoing, the Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement, to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, subject, however, to Section 9.08 of the Credit Agreement (concerning assignments and participations).

          23 Entire Agreement. This Agreement and the other Loan Documents executed and delivered contemporaneously herewith, together with the exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto; provided, however, that the indemnities of the Company in favor of the Lender contained in the Commitment Letter shall survive the execution and delivery of this Agreement. The execution of this Agreement and the other Loan Documents by the Company was not based upon any facts or materials provided by the Lender, nor was the Company induced to execute this Agreement or any other Loan Document by any representation, statement or analysis made by the Lender.

          24 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                       OMEGA PROTEIN CORPORATION,
                                       a Nevada corporation



Address:                               By:
Omega Protein Corporation                 -------------------------------------
1717 St. James Place, Suite 550             Name:
Houston, Texas 77056                             ------------------------------
Telecopier No.: (713) 940-6280              Title:
Confirmation No.: (713) 940-6100                  -----------------------------

                                       Attest:
                                              ---------------------------------
                                              Name:
                                                   ----------------------------
                                              Title:
                                                    ---------------------------


                                       OMEGA PROTEIN, INC.
                                       a Virginia corporation



Address:                               By:
Omega Protein, Inc.                       -------------------------------------
1717 St. James Place, Suite 550        Name:
Houston, Texas 77056                        -----------------------------------
Telecopier No.: (713) 940-6280         Title:
Confirmation No.: (713) 940-6100             ----------------------------------


                                       Attest:
                                              ---------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------



               [SIGNATURE PAGE TO SECURITY AGREEMENT (COMPANY)]

                                       Accepted and Acknowledged by:

                                       SUNTRUST BANK, SOUTH FLORIDA,
                                       NATIONAL ASSOCIATION



                                       By:
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:
                                                -------------------------------



               [SIGNATURE PAGE TO SECURITY AGREEMENT (COMPANY)]

                               POWER OF ATTORNEY

          This Power of Attorney is executed and delivered by OMEGA PROTEIN CORPORATION, INC., a Nevada corporation, and OMEGA PROTEIN, INC., a Virginia corporation (collectively, the "Company") to SUNTRUST BANK, SOUTH FLORIDA, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as "Attorney"), pursuant to the Security Agreement, dated as of August 11, 1998, by the Company in favor of the Attorney. No person to whom this Power of Attorney is presented, as authority for the Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the Company as to the authority of the Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to the Attorney unconditionally the authority to take and perform the actions contemplated herein, and the Company irrevocably waives any right to commence any suit or action, in law or equity, against any Person which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by the Company without the Attorney's written consent.

          The Company hereby irrevocably constitutes and appoints the Attorney (and all officers, employees or agents designated by the Attorney), with full power of substitution, as the Company's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Attorney's discretion, to, on or after the Acceleration Date, take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Security Documents and, without limiting the generality of the foregoing, the Company hereby grants to the Attorney the power and right, on behalf of the Company, without notice to or assent by the Company, and at any time, to do the following: (a) change the mailing address of the Company, open a post office box on behalf of the Company, open mail for the Company, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of the Company; (b) effect any repairs to any asset of the Company, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Company or its property; (d) defend any suit, action or proceeding brought against the Company if the Company does not defend such suit, action or proceeding or if the Attorney believes that the Company is not pursuing such defense in a manner that will maximize the recovery to the Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as the Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Attorney for the purpose of collecting any and all such moneys due to the Company whenever payable and to enforce any other right in respect of the Company's property; (f) cause the certified public accountants then engaged by the Company to prepare and deliver to the Attorney at any time and from time to time, promptly upon the Attorney's request, the following reports: (a) a reconciliation of all accounts; (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as the Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Company in and under the Contracts and other matters relating thereto; and (h) execute, in connection with sale provided for in any Security Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though the Attorney were the absolute owner of the property of the Company for all purposes, and to do, at the Attorney's option and the Company's expense, at any time or from time to time, all acts and other things that the Attorney reasonably deems necessary to perfect, preserve, or realize upon the Company's property or assets and Attorney's Liens thereon, all as fully and effectively as the Company might do. The Company hereby ratifies, to the extent permitted by law, all that said the Attorney shall lawfully do or cause to be done by virtue hereof.



                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, this Power of Attorney is executed by the Company, and the Company has caused its seal to be affixed pursuant to the authority of its board of directors this 11th day of August, 1998.


Signed, sealed and delivered           OMEGA PROTEIN CORPORATION, a Nevada
on this 11th day of August, 1998.      corporation

By:
                                       Name:
                                       Title:


Unofficial Witness                     Attest:
                                              ---------------------------------
                                              Name:
                                              Title:

Notary Public

Commission Expiration Date:

                                       OMEGA PROTEIN, INC., a Virginia
                                       corporation


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       Attest:
                                              ---------------------------------
                                              Name:
                                              Title:



                               [CORPORATE SEAL]



[SIGNATURE PAGE TO POWER OF ATTORNEY]

Accepted by:


SUNTRUST BANK, SOUTH FLORIDA,
NATIONAL ASSOCIATION



By:
   -------------------------------
   Name:
   Title:



[SIGNATURE PAGE TO POWER OF ATTORNEY]

                                  SCHEDULE 1
                                      TO
                              SECURITY AGREEMENT

                       LOCATIONS OF INVENTORY AND STATUS
                       ---------------------------------

                                  SCHEDULE 2
                                      TO
                              SECURITY AGREEMENT

                        LOCATIONS OF BOOKS AND RECORDS
                        ------------------------------

                                  SCHEDULE 3
                                      TO
                              SECURITY AGREEMENT

                    PREVIOUS COMPANY NAMES AND TRADE NAMES
                    --------------------------------------

                                  SCHEDULE 4
                                      TO
                              SECURITY AGREEMENT

                           UCC FINANCING STATEMENTS
                           ------------------------

                                 SCHEDULE 4(e)
                                      TO
                              SECURITY AGREEMENT

                         TITLE XI FINANCING COLLATERAL
                         -----------------------------

                                  SCHEDULE 5
                                      TO
                              SECURITY AGREEMENT

                                   ACCOUNTS
                                   --------